UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2012

eDiets.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30559	56-0952883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Corporate Drive Suite 600 Fort Lauderdale, FL	33334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 360-9022

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On August 6, 2012, eDiets.com, Inc. (the “Company”) and the Company’s wholly owned subsidiary, Nutrio.com, Inc. (together with the Company, the “Sellers”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Nutrio, LLC (“Nutrio”), a Delaware limited liability company. Under the Purchase Agreement and related Bill of Sale and Assignment and Assumption Agreement (the “Bill of Sale”), Nutrio purchased all of the Sellers’ right, title and interest in and to certain assets relating to the Sellers’ corporate services business, which provides private label online nutrition, fitness and wellness programs to companies mainly in the health insurance, pharmaceutical and food industries. The transaction closed on August 6, 2012, although certain post-closing obligations and covenants apply, including making certain filings and obtaining certain consents.

The acquired assets include contracts with customers and suppliers, equipment, software and other intellectual property. In addition, the Sellers assigned rights to receive payments under certain contracts under the terms of an Assignment of Payments. The purchase price of $255,000 was adjusted dollar-for-dollar at closing to reflect, among other things, previously invoiced work, services and products to be delivered after closing.

The foregoing description of the Purchase Agreement, the Bill of Sale and the Assignment of Payments does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the Bill of Sale and the Assignment of Payments, copies of which are filed as Exhibit 10.64, Exhibit 10.65 and Exhibit 10.66, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Purchase Agreement, the Bill of Sale and the Assignment of Payments are provided to give investors information regarding its terms. Investors are not third-party beneficiaries under the Purchase Agreement, the Bill of Sale or the Assignment of Payments and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.64	Asset Purchase Agreement dated August 6, 2012 by and among eDiets.com, Inc., Nutrio.com, Inc. and Nutrio, LLC.

10.65	Bill of Sale and Assignment and Assumption Agreement dated August 6, 2012 by and among eDiets.com, Inc., Nutrio.com, Inc. and Nutrio, LLC.

10.66	Assignment of Payments dated August 6, 2012 by and among eDiets.com, Inc., Nutrio.com, Inc. and Nutrio, LLC.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Kevin A. Richardson, II
Kevin A. Richardson, II
Chairman

Date: August 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.64	Asset Purchase Agreement dated August 6, 2012 by and among eDiets.com, Inc., Nutrio.com, Inc. and Nutrio, LLC.

10.65	Bill of Sale and Assignment and Assumption Agreement dated August 6, 2012 by and among eDiets.com, Inc., Nutrio.com, Inc. and Nutrio, LLC.

10.66	Assignment of Payments dated August 6, 2012 by and among eDiets.com, Inc., Nutrio.com, Inc. and Nutrio, LLC.